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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certifies that the Annual Report on Form 10-K of USANA Health Sciences, Inc. for the year ended January 2, 2010 as filed March 17, 2010 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: March 17, 2010	/s/ JEFFREY A. YATES Jeffrey A. Yates (Chief Financial Officer Principal Accounting and Financial Officer)

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002